UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 16, 2006
                                                          ---------------


                      PROVIDENT COMMUNITY BANCSHARES, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       1-5735                   57-1001177
         --------                     ------------           -------------------
(State or other jurisdiction of       (Commission              (IRS Employer
 incorporation or organization)       File Number)           Identification No.)


203 West Main Street, Union, South Carolina                      29379-0886
-------------------------------------------                      ----------
 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (864) 427-9000
                                                           --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.
                ------------

     On August 16, 2006, the Board of Directors of Provident Community Bancshares, Inc. (the "Corporation") approved the repurchase of up to 5% of the Corporation's outstanding common stock, or 92,000 shares.

     A press release  announcing the Company's  stock  repurchase is attached as
Exhibit 99.1 and incorporated herein by reference.


Item 9.01       Financial Statements and Exhibits.
                ---------------------------------

     (a)  Financial Statements of Businesses Acquired: Not applicable

     (b)  Pro Forma Financial Information: Not applicable

     (c)  Shell Company Transactions: Not applicable

     (d)  Exhibits

          Number                Description
          ------                -----------

          99.1                  Press Release Dated August 16, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PROVIDENT COMMUNITY BANCSHARES, INC.



Dated: August 16, 2006                 By: /s/ Dwight V. Neese
                                           -------------------------------------
                                           Dwight V. Neese
                                           President and Chief Executive Officer